UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4978
                                                     ---------------------

                   Liberty - Stein Roe Funds Investment Trust
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Jean S. Loewenberg, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-426-3750
                                                           -------------------

                  Date of fiscal year end: September 30, 2003
                                           ------------------

                  Date of reporting period: March 31, 2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                            Liberty Young InvestorSM
                                      Fund

                                Semiannual Report
                                 March 31, 2003

                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                             POINT. CLICK. EDELIVERY

              For more information about receiving your shareholder
                reports electronically, call us at 800-345-6611.
                  To sign up for eDelivery, visit us online at
                              www.libertyfunds.com.

                            Liberty Young InvestorSM
                                      Fund

                                Semiannual Report
                                 March 31, 2003

                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                             POINT. CLICK. EDELIVERY

               To sign up for eDelivery, go to www.icsdelivery.com

Table of Contents

TO OUR SHAREHOLDERS ...................................    1
PORTFOLIO MANAGER'S REPORT ............................    3
PERFORMANCE ...........................................    5
INVESTMENT PORTFOLIO ..................................    7
FINANCIAL STATEMENTS ..................................    9
NOTES TO FINANCIAL STATEMENTS .........................   11
FINANCIAL HIGHLIGHTS ..................................   14
ACTIVITY PAGES ........................................I-VII

                                      LOOK
                                    FOR YOUR
                                   NEWSLETTER
                                 IN THIS REPORT!


--------------------------------------------------------------------------------
                                  DID YOU KNOW?

o Additional information about your fund's investments or a further explanation of the concepts that are discussed in your report can be found in a "Did You Know?" box. Keep an Eye out for these as you read your shareholder report.
--------------------------------------------------------------------------------


Not FDIC Insured
May Lose Value
No Bank Guarantee

TO OUR SHAREHOLDERS

Photo of: Joseph R. Palombo


Dear Shareholder:

In addition to reporting to you on the performance of the stock market and Liberty Young Investor Fund, we have important changes to tell you about in this semiannual report. The first -- and perhaps the most important -- is to announce that we plan to make a change in the management of the portfolio. As of June 1, 2003, a team of portfolio managers will assume portfolio management responsibilities under the leadership of Erik Gustafson and Greg Miller. Erik has been the fund's co-manager since 1994 and Greg has been with the firm since 1985. Besides managing this fund, Greg manages or co-manages several other funds within the organization. This change offers the opportunity to capitalize on the strengths and nationwide resources of Columbia Management Group, Inc.

Also, as of June 1, 2003, the fund will also undergo a change in allocation that we believe will help us create the level of consistency you are seeking as you save for your child's long-term goals. We are balancing the growth strategy that has been applied to the Young Investor Fund since its inception with an approach that also includes value strategies within the fund. Although the fund will continue to tilt toward growth and it will continue to invest in a range of large, medium and small companies, we believe that the inclusion of value strategies within the fund has the potential to improve consistency of performance relative to the fund's benchmark. In addition to the change in managers and in the fund's allocation, we are also committed to exploring ways to reduce the fund's fees, which have an impact on fund performance. For example, going forward you will receive semiannual and annual reports for the fund instead of quarterly reports.

Later this year, we will relaunch younginvestor.com, which allows us to place additional emphasis on electronic communications, in an effort to further reduce the cost of paper, printing and postage while maintaining our commitment to educate your child as a young investor. We know that you have been concerned about fund performance in the extremely challenging market climate that has existed for the past three years. We know that you're concerned about saving for college. We want you to know that we are working hard to ensure that Liberty Young Investor Fund can continue to play a significant role in helping you achieve your goals.

I also want to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management Group, Inc. was formed were consolidated and renamed Columbia Management Advisors, Inc. This consolidation does not affect the changes outlined earlier, but is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research.

If you have questions about any of the changes in the fund, please call Shareholder Services at 800-345-6611. For a recent copy of the fund's prospectus, go to libertyfunds.com. As always, thank you for investing in Liberty Young Investor Fund.


Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo


MEET THE NEW PRESIDENT

Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, is also chief operating officer of Columbia Management Group, Inc. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.


NET ASSET VALUE PER SHARE as of 3/31/03 ($)
         Class A                             8.98
         Class B                             8.94
         Class C                             8.95
         Class Z                            15.65

Economic and market conditions frequently change. There is no assurance that the trends described in this report will continue or commence.

Portfolio Manager's Report

Photo of: Mr. Gustafson


Mr. Gustafson, a senior vice president of Columbia Management Advisors, Inc., has been the fund's portfolio manager since 1994.


HOW DID THE MARKET AND FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

The market went up, but it definitely gave investors a bumpy ride. Technology stocks led the market higher last fall as investors expected companies to spend the money left in their budgets on technology purchases. But after a strong start in January, the market turned down as worries about the war with Iraq and the struggling US economy put a damper on investor confidence. During the six-month period that ended March 31, 2003, the fund's class A shares returned 5.40% (this return was calculated before the sales charge was deducted). The fund performed better than its benchmark. The S&P 500 Index returned 5.01% during the same period. It also did better than other large-cap growth funds, as measured by the Morningstar(R) Large Growth Category.1 The average return for the fund's peer group was 3.54%.


WHY DID THE FUND DO SO WELL?

The fund benefited from diversification (see "Did You Know?" below). Our investments in mid-sized growth companies did particularly well, because this group enjoyed solid returns during the period. Investors favored mid-sized companies because they have established businesses, which makes them somewhat more predictable than small companies. Yet they have the potential to increase their profits faster than larger companies. Small and mid-size companies were also less susceptible to worries about war and the economy that tended to hurt big companies. One strong performer during the period was Apollo Group, an education company that runs the University of Phoenix, the largest private university in the United States, as well as University of Phoenix Online2. As more adults return to school to update their skills, Apollo Group's stock price has risen.


DID THE FUND MAKE HEADWAY WITH ANY OTHER INVESTMENTS?

Financial and consumer-oriented stocks, such as retailers, hotels, restaurants and entertainment companies, accounted for a large percentage of the fund's investments by period end. Both areas did well during the six-month period and that helped performance. Financial companies benefited from falling interest rates, which helped in two ways. When interest rates fall, it costs financial companies less to run their businesses. But because they continue to earn money on loans that were made at higher interest rates,


--------------------------------------------------------------------------------
                                  DID YOU KNOW?

Diversification is an effective way to lower investment risk. You've probably heard people say that it's not a good idea to "put all your eggs in one basket." That's the thinking behind diversification. The idea is to spread your investments across different asset classes--stocks, bonds and cash, for example--and different industries--entertainment, technology and health care, for example--and even companies of different sizes--small, medium or large. That way, if one group does poorly, you won't be sunk because you won't have all your eggs in one basket! You'll also have some investments in another group that may do better.
--------------------------------------------------------------------------------


1 (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

--------------------------------------------------------------------------------
                                  DID YOU KNOW?

Microsoft is one of the two largest companies in the United States, with a market capitalization of $263 billion. (To calculate market capitalization, multiply Microsoft's stock price, which was $24.21 on March 31, 2003, times the number of shares outstanding.) Microsoft grew by developing software that is used in almost every desktop personal computer (or PC) on the planet! Most likely the personal computers you use run with Microsoft's desktop operating system, which is called Windows. Microsoft also makes many other software products as well as gaming products such as X-Box. In case you're wondering, General Electric is the other top name. The two swap positions from time to time depending on their share prices. The fund owns stock in both companies.
--------------------------------------------------------------------------------


they have the potential for higher profits. Two examples of financial companies that did well were Citigroup, a global financial services leader, and SLM, a student loan company.

In the consumer group, Mattel, the world's largest toy company, gained nicely, thanks to a strong line-up of products that helped the company outshine the competition. In addition, Mattel benefited by hiring a new management team that has promised to be more straightforward in reporting to investors and also to refocus its business. eBay, the online auctioneer, also did well. More people and companies used its services, both in the United States and in Europe.


WHICH INVESTMENTS WERE DISAPPOINTING?

Food and drug retailers had a tough time. We owned Safeway, which is one of the largest grocery chains in North America. It was hurt by increased competition from Wal-Mart (which was not in the portfolio). We also owned Walgreen Co., which operates drug stores across the United States. The company suffered as the weak economy hurt sales growth. In the pharmaceutical sector, Baxter International tumbled as prices for its blood products fell, forcing the company to lower its estimates for future profit growth.


DID YOU MAKE ANY CHANGES TO THE PORTFOLIO?

We didn't make any significant changes to the weighting of sectors and industries in the fund. However, we did do some buying and selling. For example, we purchased Carnival, the dominant company in the cruise business with its well-known Carnival Cruise Lines. Since September 11, travel-related business has dropped sharply as more people chose to stay closer to home. Carnival's stock price tumbled, giving us an opportunity to buy this high-quality company at a reasonable price. We expect Carnival's prospects to improve once the war with Iraq ends, terrorism concerns ease and travel picks up. We also sold AT&T, which is meeting more competition and losing profitability as long distance prices decline.


HOW DO YOU EXPECT THE MARKET TO DO IN THE COMING SIX MONTHS?

We are cautiously optimistic that we are nearing the end of a terrible run for stocks. As political tensions ease and the war with Iraq concludes, we expect corporations to begin to invest in new equipment and to hire new employees. If companies increase their spending, it could be just what the US economy needs to get going again. And if companies start to report higher profits in a better economic environment, investors may begin to feel more comfortable moving back into the stock market. But no matter what happens to the market, we will continue to focus on high quality companies of all sizes with demonstrated financial strength, good management teams and leadership positions in their respective markets.




An investment in the fund offers the potential for long-term growth, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain the holdings described in this report.

The price of small- and medium-sized companies may be more volatile than those of larger, more established firms.


2 Holdings are disclosed as a percentage of net assets as of March 31, 2003 and are subject to change: Apollo Group (0.9%), Citigroup (3.1%), SLM (1.9%), Mattel (3.0%), eBay (0.9%), Safeway (1.9%), Walgreen Co. (2.2%),
     Baxter International (1.4%), Carnival (1.1%), Microsoft (4.5%), and General Electric (2.8%).

PERFORMANCE

Top 10 holdings as of 3/31/03 (%)

Microsoft                              4.5
Johnson & Johnson                      3.8
Citigroup                              3.1
Mattel                                 3.0
General Electric                       2.8
Wells Fargo                            2.6
Genentech                              2.6
Texas Regional Bancshares              2.4
Moody's                                2.4
AFLAC                                  2.3

Holdings are calculated as a percentage of net assets in the fund. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings.


Sector breakdown as of 3/31/03 (%)

Consumer discretionary                20.6
Financials                            18.5
Information technology                16.8
Health care                           15.1
Industrials                            9.4
Consumer staples                       5.9
Materials                              5.0
Short term/other                       2.8
Energy                                 2.7
Utilities                              2.6
Telecommunication services             0.6

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain this breakdown of these holdings in the future.


WHAT DO THE NUMBERS MEAN?
The AVERAGE ANNUAL TOTAL RETURN is given for the current reporting period and periods equal to and greater than one year (for instance, the "five-year" and "since inception" returns in the chart). This percentage represents the average yearly return during the time period specified.



AVERAGE ANNUAL TOTAL RETURNS as of 3/31/03 (%)
Share class                  Class A                      Class B                     Class C               Class Z
Inception                    07/29/02                     07/29/02                    07/29/02              04/29/94
--------------------------------------------------------------------------------------------------------------------
                        WITHOUT        WITH         WITHOUT         WITH         WITHOUT        WITH         WITHOUT
                         SALES         SALES         SALES          SALES         SALES         SALES         SALES
                        CHARGE        CHARGE        CHARGE         CHARGE        CHARGE        CHARGE        CHARGE
--------------------------------------------------------------------------------------------------------------------
6-month (cumulative)      5.40         -0.66          5.05          0.05          5.17           4.17          5.46
--------------------------------------------------------------------------------------------------------------------
1-year                  -26.84        -31.03        -27.16        -30.80        -27.08         -27.81        -26.83
--------------------------------------------------------------------------------------------------------------------
5-year                   -6.70         -7.80         -6.78         -7.10         -6.76          -6.76         -6.70
--------------------------------------------------------------------------------------------------------------------
Since inception           8.34          7.63          8.29          8.29          8.30           8.30          8.34
--------------------------------------------------------------------------------------------------------------------


PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class A, B, and C share performance information includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.



ANSWERS TO INVESTING PUZZLER (PAGE 3 OF ACTIVITY PAGES)
Across: 1. Share, 5. Bull, 6. Fund, 8. CD, 9. Wall, 12. Dividend
Down: 1. Stock, 2. Return, 3. Profit, 4. Sell, 6. Fed, 7. Dow, 10. Load, 11. NAV

PERFORMANCE

--------------------------------------------------------------------------------
                                  DID YOU KNOW?

US stocks reached a high in March 2000 and have headed downhill since then. In fact, the past three years have been among the worst in the stock market's history. For the first time in 60 years, the S&P 500 posted losses for three years in a row. The total value of US stocks plummeted from $17 trillion in March 2000 to roughly $10 trillion by the end of 2002. No one knows when and how fast stocks will recover. However, we do know that the market has always turned around and, over long periods of time, the average annual return for the stock market has been 10.1%.

Sources: Wall Street Journal, Jan. 2, 2003 and Ibbotson Associates.
--------------------------------------------------------------------------------



PERFORMANCE OF A $10,000 INVESTMENT
4/29/94 - 3/31/03 ($)

                    WITHOUT            WITH
                  SALES CHARGE     SALES CHARGE
Class A              20,438           19,263
Class B              20,347           20,347
Class C              20,370           20,370
Class Z              20,439             n/a

Mountain chart:

Class A shares without sales charge: $20,438
Class A shares with sales charge: $19,263
S&P 500 Index: $22,045


Class A shares without sales charge                  S&P 500 Index                      Class A shares with sales charge
10000                                                10000                              9425
10040                                                10163                              9462.7
9699.64                                              9914.01                            9141.91
9859.69                                              10239.2                            9292.76
10299.4                                              10658                              9707.21
10239.7                                              10397.9                            9650.91
10659.5                                              10630.8                            10046.6
10449.5                                              10243.9                            9848.68
10737.9                                              10395.5                            10120.5
10778.7                                              10664.7                            10159
11031                                                11079.6                            10396.7
11413.7                                              11406.4                            10757.4
11545                                                11741.8                            10881.2
11736.6                                              12210.3                            11061.8
12723.7                                              12493.5                            11992.1
13489.7                                              12907.1                            12714
13661                                                12939.4                            12875.5
14395.9                                              13485.4                            13568.2
14103.7                                              13436.8                            13292.7
14909                                                14025.4                            14051.8
15010.4                                              14296.1                            14147.3
15597.3                                              14782.1                            14700.5
15806.3                                              14919.6                            14897.5
16465.4                                              15062.8                            15518.7
17575.2                                              15284.3                            16564.6
18422.3                                              15677.1                            17363
18777.9                                              15736.6                            17698.2
17532.9                                              15041.1                            16524.8
18318.4                                              15358.4                            17265.1
19510.9                                              16221.6                            18389
19782.1                                              16669.3                            18644.6
20557.6                                              17927.8                            19375.5
20278                                                17572.9                            19112
21220.9                                              18669.4                            20000.7
20669.2                                              18816.9                            19480.7
19292.6                                              18045.4                            18183.3
20158.8                                              19120.9                            18999.7
21719.1                                              20289.2                            20470.3
22759.5                                              21192.1                            21450.8
24341.3                                              22876.8                            22941.6
23506.4                                              21595.7                            22154.7
24655.8                                              22777                              23238.1
23940.8                                              22016.3                            22564.2
24536.9                                              23035.6                            23126.1
25606.7                                              23431.8                            24134.4
25760.4                                              23689.6                            24279.2
27826.4                                              25397.6                            26226.3
28903.2                                              26698                              27241.3
29232.7                                              26970.3                            27551.9
28233                                                26506.4                            26609.6
29847.9                                              27582.6                            28131.7
28868.9                                              27290.2                            27208.9
23513.7                                              23346.8                            22161.7
24931.6                                              24843.3                            23498
26646.9                                              26860.6                            25114.7
28219.1                                              28488.3                            26596.5
30123.8                                              30129.2                            28391.7
31521.6                                              31388.6                            29709.1
30405.7                                              30412.4                            28657.4
32783.4                                              31628.9                            30898.4
33616.1                                              32853                              31683.2
32456.4                                              32077.6                            30590.1
34043.5                                              33851.5                            32086
32242.6                                              32798.8                            30388.7
31588.1                                              32634.8                            29771.8
30890                                                31740.6                            29113.8
33435.3                                              33749.8                            31512.8
35551.8                                              34434.9                            33507.5
39665.1                                              36459.6                            37384.4
38744.9                                              34629.4                            36517.1
42293.9                                              33974.9                            39862
43545.8                                              37297.6                            41041.9
39953.3                                              36175                              37656
36265.6                                              35433.4                            34180.3
39620.2                                              36305                              37342
38970.4                                              35738.7                            36729.6
42871.3                                              37958                              40406.2
40869.2                                              35953.9                            38519.3
39516.5                                              35802.9                            37244.3
34557.2                                              32981.6                            32570.1
35680.3                                              33143.2                            33628.6
37442.9                                              34319.8                            35289.9
33590                                                31193.3                            31658.6
30993.5                                              29218.7                            29211.4
33931.7                                              31486.1                            31980.6
33721.3                                              31697                              31782.3
32480.4                                              30926.8                            30612.7
30352.9                                              30623.7                            28607.6
28304.1                                              28709.7                            26676.6
24491.5                                              26392.9                            23083.2
25326.7                                              26897                              23870.4
27585.8                                              28960                              25999.6
27834.1                                              29214.8                            26233.6
27077                                                28788.3                            25520.1
26359.5                                              28232.7                            24843.8
27925.2                                              29294.2                            26319.5
26227.4                                              27519                              24719.3
25705.4                                              27318.1                            24227.4
23864.9                                              25373                              22492.7
21774.4                                              23396.5                            20522.3
21661.1                                              23548.6                            20415.6
19386.7                                              20991.2                            18272
20957                                                22836.3                            19752
22526.7                                              24179.1                            21231.4
21001.7                                              22759.8                            19794.1
20569                                                22165.7                            19386.3
20250.2                                              21833.3                            19085.8
20438                                                22045                              19263


Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, an index is not an investment, does not incur fees and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index. Index performance is from April 30, 1994.

INVESTMENT PORTFOLIO


March 31, 2003 (Unaudited)


COMMON STOCKS-97.2%                 SHARES        VALUE
----------------------------------------------------------
CONSUMER DISCRETIONARY - 20.6%
Auto Components - 2.0%

Gentex Corp. (a)                   525,000    $ 13,356,000
                                              ------------

Hotels, Restaurants & Leisure - 5.3%

Carnival Corp.                     325,000       7,835,750

Cedar Fair, L.P.                   315,000       7,849,800

Leapfrog Enterprises, Inc. (a)     150,000       3,576,000

McDonald's Corp.                   775,000      11,206,500

Panera Bread Co., Class A (a)      200,000       6,098,000
                                              ------------
                                                36,566,050
                                              ------------

Internet & Catalog Retail - 0.9%

eBay, Inc. (a)                      75,000       6,396,750
                                              ------------

Leisure Equipment & Products - 3.0%

Mattel, Inc.                       900,000      20,250,000
                                              ------------

Media - 5.0%

Comcast Corp. (a)                  350,000       9,621,500

Hispanic Broadcasting Corp. (a)    700,000      14,462,000

Viacom, Inc., Class B (a)          280,000      10,225,600
                                              ------------
                                                34,309,100
                                              ------------

Motorcycle Manufacturers - 0.9%

Harley Davidson, Inc.              150,000       5,956,500
                                              ------------

Multi-Line Retail - 1.0%

Kohl's Corp. (a)                   125,000       7,072,500
                                              ------------

Specialty Retail - 2.5%

Home Depot, Inc.                   500,000      12,180,000

Tiffany & Co.                      200,000       5,000,000
                                              ------------
                                                17,180,000
                                              ------------

----------------------------------------------------------
CONSUMER STAPLES - 5.9%
Beverages - 1.8%

PepsiCo, Inc.                      300,000      12,000,000
                                              ------------

Food & Drug Retailing - 4.1%

Safeway, Inc. (a)                  700,000      13,251,000

Walgreen Co.                       500,000      14,740,000
                                              ------------
                                                27,991,000
                                              ------------
----------------------------------------------------------


                                    SHARES        VALUE
----------------------------------------------------------
ENERGY - 2.7%
Energy Equipment & Services - 2.7%

BJ Services Co. (a)                200,000     $ 6,878,000

GlobalSantaFe Corp.                550,000      11,357,500
                                              ------------
                                                18,235,500
                                              ------------

----------------------------------------------------------
FINANCIALS - 18.5%
Banks - 5.0%

Texas Regional Bancshares,
   Inc., Class A                   539,000      16,272,410

Wells Fargo & Co.                  400,000      17,996,000
                                              ------------
                                                34,268,410
                                              ------------

Diversified Financials - 10.0%

Citigroup, Inc.                    625,000      21,531,250

MBNA Corp.                         600,000       9,030,000

Moody's Corp.                      350,000      16,180,500

Providian Financial Corp. (a)    1,300,000       8,528,000

SLM Corp.                          115,000      12,755,800
                                              ------------
                                                68,025,550
                                              ------------

Insurance - 2.3%

AFLAC, Inc.                        500,000      16,025,000
                                              ------------

Multi-Sector Holdings - 1.2%

iShares Russell 2000 Growth
   Index Fund                      100,000       3,825,000

S&P 500 Depositary Receipts         50,000       4,237,000
                                              ------------
                                                 8,062,000
                                              ------------
----------------------------------------------------------

HEALTH CARE - 15.1%
Biotechnology - 4.1%

Genentech, Inc. (a)                500,000      17,505,000

MedImmune, Inc. (a)                325,000      10,669,750
                                              ------------
                                                28,174,750
                                              ------------

Health Care Equipment & Supplies - 3.7%

Baxter International, Inc.         525,000       9,786,000

Biomet, Inc.                       500,000      15,325,000
                                              ------------
                                                25,111,000
                                              ------------


See notes to investment portfolio.

March 31, 2003 (Unaudited)


COMMON STOCKS(CONTINUED)            SHARES        VALUE
----------------------------------------------------------
HEALTH CARE (CONTINUED)
Pharmaceuticals - 7.3%

Johnson & Johnson                  450,000    $ 26,041,500

Pfizer, Inc.                       400,000      12,464,000

Wyeth                              300,000      11,346,000
                                              ------------
                                                49,851,500
                                              ------------

----------------------------------------------------------
INDUSTRIALS - 9.4%
Airlines - 1.5%

Southwest Airlines Co.             700,000      10,052,000
                                              ------------

Commercial Services & Supplies - 5.1%

Apollo Group, Inc. (a)             120,000       5,988,000

Fiserv, Inc. (a)                   420,000      13,221,600

Paychex, Inc.                      570,000      15,657,900
                                              ------------
                                                34,867,500
                                              ------------

Industrial Conglomerates - 2.8%

General Electric Co.               750,000      19,125,000
                                              ------------

----------------------------------------------------------
INFORMATION TECHNOLOGY - 16.8%
Communications Equipment - 3.4%

Cisco Systems, Inc. (a)          1,000,000      12,980,000

Corning, Inc. (a)                1,050,000       6,132,000

Motorola, Inc.                     500,000       4,130,000
                                              ------------
                                                23,242,000
                                              ------------

Computers & Peripherals - 2.4%

Dell Computer Corp. (a)            300,000       8,193,000

Network Appliance, Inc. (a)        720,000       8,056,800
                                              ------------
                                                16,249,800
                                              ------------

Internet Software & Services - 0.6%

Overture Services, Inc. (a)        300,000       4,551,000
                                              ------------

Semiconductor Equipment & Products - 2.8%

Maxim Integrated Products,
   Inc.                            380,000      13,725,600

Microchip Technology, Inc.         275,000       5,472,500
                                              ------------
                                                19,198,100
----------------------------------------------------------



                                    SHARES        VALUE
----------------------------------------------------------
Software - 7.6%

BEA Systems, Inc. (a)              675,000     $ 6,878,250

Intuit, Inc. (a)                   235,000       8,742,000

Microsoft Corp.                  1,270,000      30,746,700

Oracle Corp.  (a)                  500,000       5,424,500
                                              ------------
                                                51,791,450
                                              ------------
----------------------------------------------------------
MATERIALS - 5.0%
Chemicals - 3.0%

Minerals Technologies, Inc.        300,000      11,433,000

Sigma Aldrich Corp.                200,000       8,898,000
                                              ------------
                                                20,331,000
                                              ------------

Metals & Mining - 2.0%

Alcoa, Inc.                        700,000      13,566,000
                                              ------------
----------------------------------------------------------
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%

Level 3 Communications,
   Inc. (a)                        850,000       4,386,000
                                              ------------

----------------------------------------------------------
UTILITIES - 2.6%
Gas Utilities - 2.3%

Kinder Morgan, Inc.                350,000      15,750,000
                                              ------------

Multi-Utilities & Unregulated Power - 0.3%

Calpine Corp. (a)                  720,000       2,376,000
                                              ------------

TOTAL COMMON STOCKS
   (cost of $689,039,349)                      664,317,460
                                              ------------

SHORT-TERM OBLIGATION - 3.2%           PAR
----------------------------------------------------------

Repurchase agreement with State
   Street Bank & Trust, dated
   03/31/03, due 04/01/03 at 1.240%,
   collateralized by a U.S. Treasury
   Bond maturing 11/15/26, market
   value $22,456,400 (repurchase
   proceeds $22,016,758)
   (cost of $22,016,000)       $22,016,000      22,016,000
                                              ------------

TOTAL INVESTMENTS - 100.4%
   (cost of $711,055,349)(b)                   686,333,460
                                              ------------

OTHER ASSETS & Liabilities, Net - (0.4)%        (2,719,001
----------------------------------------------------------

NET ASSETS - 100.0%                           $683,614,459
                                              ============



NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.
(b)  Cost for federal income tax purposes is the same.



See notes to financial statements.

 STATEMENT OF ASSETS AND LIABILITIES


March 31, 2003 (Unaudited)

ASSETS:
Investments, at cost                         $ 711,055,349
                                              ------------
Investments, at value                        $ 686,333,460
Cash                                                   394
Receivable for:
   Investments sold                             56,472,535
   Fund shares sold                                142,213
   Interest                                            758
   Dividends                                       299,024
Expense reimbursement due from Advisor              18,709
Deferred Trustees' compensation plan                 4,494
Other assets                                        26,054
                                              ------------
   Total Assets                                743,297,641
                                              ------------
LIABILITIES:
Payable for:
   Investments purchased                        57,094,522
   Fund shares repurchased                         625,873
   Management fee                                  343,104
   Administration fee                              108,364
   Transfer agent fee                            1,485,565
   Pricing and bookkeeping fees                     21,161
   Trustees' fee                                        99
Deferred Trustees' fee                               4,494
                                              ------------
   Total Liabilities                            59,683,182
                                              ------------
NET ASSETS                                   $ 683,614,459
                                              ============
COMPOSITION OF NET ASSETS:
Paid-in capital                              $ 999,936,565
Accumulated net investment loss                 (1,697,294)
Accumulated net realized loss                 (289,902,923)
Net unrealized depreciation on investments     (24,721,889)
                                              ------------
NET ASSETS                                   $ 683,614,459
                                              ============
CLASS A:
Net assets                                   $  84,037,024
Shares outstanding                               9,353,677
                                              ------------
Net asset value per share                    $        8.98(a)
                                              ============
Maximum offering price per share
   ($8.98/0.9425)                            $        9.53(b)
                                              ============
CLASS B:
Net assets                                   $   6,273,585
Shares outstanding                                 701,506
                                              ============
Net asset value and offering price
   per share                                 $        8.94(a)
                                              ============
CLASS C:
Net assets                                   $     521,531
Shares outstanding                                  58,291
                                              ------------
Net asset value and offering price
   per share                                 $        8.95(a)
                                              ============
CLASS Z:
Net assets                                   $ 592,782,319
Shares outstanding                              37,876,147
                                              ------------
Net asset value, offering and redemption
   price per share                           $       15.65
                                              ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

 STATEMENT OF OPERATIONS

For the Six Months Ended
March 31, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends                                     $  3,654,229
Interest                                           179,890
                                              ------------
   Total Investment Income                       3,834,119
                                              ------------

EXPENSES:
Management fee                                   2,067,609
Administration fee                                 654,554
Distribution fee:
   Class A                                          43,592
   Class B                                          25,077
   Class C                                           1,910
Service fee:
   Class A                                         108,980
   Class B                                           8,359
   Class C                                             637
Pricing and bookkeeping fees 130,247 Transfer agent fee:
   Class A                                         420,580
   Class B                                          32,250
   Class C                                           2,458
   Class Z                                       2,099,538
Trustees' fee                                       11,961
Custody fee                                          4,749
Other expenses                                     218,755
                                              ------------
   Total Expenses                                5,831,256
Fees and expenses waived or
   reimbursed by Advisor -
   Classes A, B and C                             (285,047)
Fees waived by Distributor - Class A               (21,796)
Custody earnings credit                               (289)
                                              ------------
   Net Expenses                                  5,524,124
                                              ------------
Net Investment Loss                             (1,690,005)
                                              ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments               (61,289,330)
Net change in unrealized appreciation/
   depreciation on investments                  99,345,696
                                              ------------
Net Gain                                        38,056,366
                                              ------------
Net Increase in Net Assets
   from Operations                            $ 36,366,361
                                              ============


See notes to financial statements.

 STATEMENT OF CHANGES IN NET ASSETS

                              (UNAUDITED)
                              SIX MONTHS         YEAR
                                 ENDED           ENDED
INCREASE (DECREASE)            MARCH 31,     SEPTEMBER 30,
IN NET ASSETS:                   2003          2002 (a)
----------------------------------------------------------
OPERATIONS:
Net investment loss          $ (1,690,005)    $ (5,490,434)
Net realized loss on
   investments                (61,289,330)    (120,567,041)
Net change in unrealized
   appreciation/depreciation
   on investments              99,345,696      (28,170,574)
                           --------------   --------------
Net Increase (Decrease)
   from Operations             36,366,361     (154,228,049)
                           --------------   --------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                4,916,733        1,197,794
   Proceeds received in
      connection with
      mergers                          --       88,782,053
   Redemptions                 (8,009,267)      (3,416,160)
                           --------------   --------------
      Net Increase
        (Decrease)             (3,092,534)      86,563,687
                           --------------   --------------
Class B:
   Subscriptions                  336,021          159,375
   Proceeds received in
      connection with
      mergers                          --        7,418,537
   Redemptions                   (896,841)        (755,201)
                           --------------   --------------
      Net Increase
       (Decrease)                (560,820)       6,822,711
                           --------------   --------------
Class C:
   Subscriptions                   92,580           34,864
   Proceeds received in
      connection with
      mergers                          --          488,343
   Redemptions                    (88,016)          (8,207)
                           --------------   --------------
      Net Increase                  4,564          515,000
                           --------------   --------------
Class Z:
   Subscriptions               25,858,504       80,960,112
   Proceeds received in
      connection with
      mergers                          --        8,904,524
   Redemptions                (37,629,798)    (113,567,847)
                           --------------   --------------
      Net Decrease            (11,771,294)     (23,703,211)
                           --------------   --------------
Net Increase (Decrease)
   from Share
   Transactions               (15,420,084)      70,198,187
                           --------------   --------------
Total Increase (Decrease)
   in Net Assets               20,946,277      (84,029,862)


                              (UNAUDITED)
                              SIX MONTHS         YEAR
                                 ENDED           ENDED
INCREASE (DECREASE)            MARCH 31,     SEPTEMBER 30,
IN NET ASSETS:                   2003          2002 (A)
----------------------------------------------------------
NET ASSETS:
Beginning of period          $662,668,182     $746,698,044
                           --------------   --------------
End of period (including
   accumulated net
   investment loss of
   $(1,697,294) and
   $(7,289), respectively)   $683,614,459     $662,668,182
                           ==============   ==============

CHANGES IN SHARES:
Class A:
   Subscriptions                  533,324          115,387
   Issued in connection
      with mergers                     --        9,930,878
   Redemptions                   (870,342)        (355,570)
                           --------------   --------------
      Net Increase
        (Decrease)               (337,018)       9,690,695
                           --------------   --------------
Class B:
   Subscriptions                   36,546           16,534
   Issued in connection
      with mergers                     --          829,814
   Redemptions                    (99,327)         (82,061)
                           --------------   --------------
      Net Increase
        (Decrease)                (62,781)         764,287
                           --------------   --------------
Class C:
   Subscriptions                   10,225            3,642
   Issued in connection
      with mergers                     --           54,624
   Redemptions                     (9,285)            (915)
                           --------------   --------------
      Net Increase                    940           57,351
                           --------------   --------------
Class Z:
   Subscriptions                1,612,373        4,158,212
   Issued in connection
      with mergers                     --          571,682
   Redemptions                 (2,358,918)      (5,908,823)
                           --------------   --------------
      Net Decrease               (746,545)      (1,178,929)
                           --------------   --------------

(a) On July 29, 2002, the Stein Roe Young Investor Fund was redesignated Liberty Young Investor Fund, Class Z shares. Class A, Class B and Class C shares were initially offered on July 29, 2002.


See notes to financial statements.

 NOTES TO FINANCIAL STATEMENTS


MARCH 31, 2003 (UNAUDITED)

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Liberty Young Investor Fund (the "Fund"), formerly Stein Roe Young Investor Fund, a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth of capital. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares:
Class A, Class B, Class C and Class Z. Prior to July 27, 2002, the Fund had a single class of shares. On that date the outstanding shares of the Fund were redesignated Class Z shares. On July 29, 2002, the Fund commenced offering Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On July 26, 2002, Liberty Growth Investor Fund ("LGIF") and Liberty Young Investor Fund ("LYIF") merged as follows into Stein Roe Young Investor Fund, which subsequently changed its name to Liberty Young Investor Fund:

                               Net Assets       Unrealized
              Shares Issued     Received       Depreciation1
              -------------    -----------     ------------
LGIF             1,692,409     $18,923,802      $(3,262,765)
LYIF             9,694,589     $86,669,655     $(14,588,637)

                              Net Assets of
                                Acquired        Net Assets
               Net Assets         Funds         of the Fund
               of the Fund    Immediately      Immediately
                 Prior          Prior to          After
             to Combination    Combination      Combination
             --------------   -------------    ------------
              $597,382,198    $105,593,457     $702,975,655

1 Unrealized depreciation is included in the Net Assets Received amount shown above.

Prior to July 27, 2002, the Fund, LGIF and LYIF invested substantially all of their assets in SR&F Growth Investor Portfolio (the "Portfolio") as part of a master/feeder structure. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. Prior to the completion of the above mergers, the Portfolio transferred its assets to the Fund, LGIF and LYIF and liquidated.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than Class A, Class B and Class C transfer agent, service and distribution fees and Class Z transfer agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data and ratios are calculated by adjusting the expense and net investment income (loss) per share data and ratios for the Fund for the period by the transfer agent, service and distribution fees per share applicable to Class A, Class B, Class C and Class Z shares.

MARCH 31, 2003 (UNAUDITED)



FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

OTHER:
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remain sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassification are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforwards, determined as of September 30, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                 Year of      Capital Loss
               Expiration     Carryforward
               ----------     ------------
                  2007         $ 1,272,586
                  2008             273,885
                  2009          35,196,902
                  2010          72,558,985
                              ------------
                  Total       $109,302,358
                              ============

Of these carryforwards, $25,802,098 (expiring 9/30/2009) and $10,941,275
($1,272,586 expiring 9/30/2007, $273,885 expiring 9/30/2008, and $9,394,804 expiring 9/30/2009) were obtained upon the Fund's mergers with Liberty Young Investor Fund and Liberty Growth Investor Fund, respectively (See Note 1). In addition, from November 1, 2001 through September 30, 2002 the Fund (including amounts obtained upon the Fund's mergers with Liberty Young Investor Fund and Liberty Growth Investor Fund) incurred $119,043,211 of net realized capital losses. To the extent permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2003.

Utilization of Liberty Young Investor Fund's and Liberty Growth Investor Fund's losses could be subject to merger limitations imposed by the Internal Revenue Code.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:
Stein Roe & Farnham Incorporated (the "Advisor") is the investment Advisor of the Fund and receives a monthly fee as follows:

   Average Daily Net Assets               Annual Fee Rate
   ------------------------              ----------------
   First $500 million                         0.60%
   Next $500 million                          0.55%
   Over $1 billion                            0.50%

ADMINISTRATION FEE:
The Advisor also provides accounting and other services for a monthly fee paid by the Fund as follows:

   Average Daily Net Assets               Annual Fee Rate
   ------------------------              ----------------
   First $500 million                         0.200%
   Next $500 million                          0.150%
   Over $1 billion                            0.125%

PRICING AND BOOKKEEPING FEES:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the six months ended March 31, 2003, the annualized net

MARCH 31, 2003 (UNAUDITED)


asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the aggregate of Class A, Class B and Class C's average daily net assets plus charges based on the number of shareholder accounts and transactions for those classes. This expense structure also applies to Class Z shares individually.
The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the six month ended March 31, 2003, the Fund has been advised that the Distributor retained net underwriting discounts of $55,938 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $31,708, $20,224 and $1 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average daily net assets attributable to Class A shares and 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:
Effective July 29, 2002, the Advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the transfer agent fees (excluding out-of-pocket expenses) for each of Class A, B and C shares will not exceed 0.10% annually of the Class's average daily net assets.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $289 of custody fees were reduced by balance credits for the six months ended March 31, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
For the six months ended March 31, 2003, purchases and sales of investments, other than short-term obligations, were $184,398,937 and $192,887,979, respectively.

Unrealized appreciation (depreciation) at March 31, 2003 based on cost of investments for both financial statement and federal income tax purposes, was:

   Gross unrealized appreciation             $ 108,730,643
   Gross unrealized depreciation              (133,452,532)
                                             -------------
      Net unrealized depreciation            $ (24,721,889)
                                             -------------

OTHER:
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
The Fund and other affiliated funds participate in a $350,000,000 credit facility which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. No amounts were borrowed under this facility for the six months ended March 31, 2003.

NOTE 6. SUBSEQUENT EVENT
On April 1, 2003, the Advisor merged into Columbia Management Advisors, Inc. ("Columbia"), a direct subsidiary of Columbia Management Group, Inc. Columbia subsequently became the investment advisor of the Fund. The merger will not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

 FINANCIAL HIGHLIGHTS


Selected data for a share outstanding throughout each period is as follows:
                                                                                                (UNAUDITED)
                                                                                                 SIX MONTHS
                                                                                                      ENDED    PERIOD ENDED
                                                                                                  MARCH 31,   SEPTEMBER 30,
CLASS A SHARES                                                                                         2003        2002 (a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $    8.52       $    8.94
                                                                                                  ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                                               (0.02)          (0.01)
Net realized and unrealized gain (loss) on investments                                                 0.48           (0.41)
                                                                                                  ---------       ---------
   Total from Investment Operations                                                                    0.46           (0.42)
                                                                                                  ---------       ---------
NET ASSET VALUE, END OF PERIOD                                                                    $    8.98       $    8.52
                                                                                                  =========       =========
Total return (c)(d)(e)                                                                                5.40%         (4.70)%
                                                                                                  =========       =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)(g)                                                                                       1.59%           1.67%
Net investment loss (f)(g)                                                                          (0.50)%         (0.49)%
Waiver/reimbursement (g)                                                                              0.65%           0.80%
Portfolio turnover rate                                                                                 27%(e)          32%
Net assets, end of period (000's)                                                                  $ 84,037        $ 82,564

(a) Class A shares were initially offered on July 29, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


Selected data for a share outstanding throughout each period is as follows:
                                                                                                (UNAUDITED)
                                                                                                 SIX MONTHS
                                                                                                      ENDED    PERIOD ENDED
                                                                                                  MARCH 31,   SEPTEMBER 30,
CLASS B SHARES                                                                                         2003        2002 (a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $    8.51       $    8.94
                                                                                                  ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                                               (0.06)          (0.02)
Net realized and unrealized gain (loss) on investments                                                 0.49           (0.41)
                                                                                                  ---------       ---------
   Total from Investment Operations                                                                    0.43           (0.43)
                                                                                                  ---------       ---------
NET ASSET VALUE, END OF PERIOD                                                                    $    8.94       $    8.51
                                                                                                  =========       =========
Total return (c)(d)(e)                                                                                5.05%         (4.81)%
                                                                                                  =========       =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)(g)                                                                                       2.29%           2.37%
Net investment loss (f)(g)                                                                          (1.20)%         (1.19)%
Waiver/reimbursement (g)                                                                              0.60%           0.75%
Portfolio turnover rate                                                                                 27%(e)          32%
Net assets, end of period (000's)                                                                   $ 6,274         $ 6,505

(a) Class B shares were initially offered on July 29, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


Selected data for a share outstanding throughout each period is as follows:
                                                                                                (UNAUDITED)
                                                                                                 SIX MONTHS
                                                                                                      ENDED    PERIOD ENDED
                                                                                                  MARCH 31,   SEPTEMBER 30,
CLASS C SHARES                                                                                         2003        2002 (a)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $    8.51       $    8.94
                                                                                                  ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                                                               (0.06)          (0.02)
Net realized and unrealized gain (loss) on investments                                                 0.50           (0.41)
                                                                                                  ---------       ---------
   Total from Investment Operations                                                                    0.44           (0.43)
                                                                                                  ---------       ---------
Net Asset Value, End of Period                                                                    $    8.95       $    8.51
                                                                                                  =========       =========
Total return (c)(d)(e)                                                                                5.17%         (4.81)%
                                                                                                  =========       =========
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)(g)                                                                                       2.29%           2.37%
Net investment loss (f)(g)                                                                          (1.20)%         (1.19)%
Waiver/reimbursement (g)                                                                              0.60%           0.75%
Portfolio turnover rate                                                                                 27%(e)          32%
Net assets, end of period (000's)                                                                     $ 522           $ 488

(a) Class C shares were initially offered on July 29, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.


Selected data for a share outstanding throughout each period is as follows:

                                         (UNAUDITED)
                                         SIX MONTHS
                                            ENDED                          YEAR ENDED SEPTEMBER 30,
                                          MARCH 31,   -------------------------------------------------------------
CLASS Z SHARES                              2003        2002 (a)       2001          2000        1999         1998
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  14.84     $   18.76    $   35.93     $   27.42    $   22.68    $   22.75
                                         ---------    ---------    ---------     ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                      (0.04)       (0.14)(c)    (0.11)(c)     (0.15)(c)    (0.10)(c)    (0.06)(c)
Net realized and unrealized gain
   (loss) on investments                      0.85        (3.78)      (13.05)         8.98         5.44         0.31
                                         ---------    ---------    ---------     ---------    ---------    ---------
   Total from Investment Operations           0.81        (3.92)      (13.16)         8.83         5.34         0.25
                                         ---------    ---------    ---------     ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net realized gains                         --           --        (3.12)        (0.32)       (0.60)       (0.32)
In excess of net realized gains                 --           --        (0.89)           --           --           --
                                         ---------    ---------    ---------     ---------    ---------    ---------
   Total Distributions Declared
     to Shareholders                            --           --        (4.01)        (0.32)       (0.60)       (0.32)
                                         ---------    ---------    ---------     ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD           $   15.65    $   14.84    $   18.76    $    35.93    $   27.42    $   22.68
                                         =========    =========    =========     =========    =========    =========
Total return (d)                             5.46%(e)  (20.90)%     (40.08)%        32.32%       23.89%        1.14%
                                         =========    =========    =========     =========    =========    =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses                                     1.55%(f)(g)  1.58%(c)(f)  1.26%(c)     1.08%(c)      1.18%(c)     1.31%(c)
Net investment loss                       (0.46)%(f)(g) (0.71)%(c)(f)(0.41)%(c)   (0.45)%(c)    (0.37)%(c)   (0.28)%(c)
Portfolio turnover rate                        27%(e)       32%          23%(h)       72%(h)        45%(h)       45%(h)
Net assets, end of period (000's)         $592,782     $573,111     $746,698    $1,215,809     $880,574     $686,024

(a) Class S shares were redesignated Class Z shares on July 29, 2002.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of SR&F Growth Investor Portfolio prior to the termination of their master/feeder fund structure on July 26, 2002.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.
(h) Portfolio turnover disclosed is for SR&F Growth Investor Portfolio.

 TRANSFER AGENT

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Young Investor Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Young Investor Fund

                                 ACTIVITY PAGES
A-MAZE-ING Race!
Sarah Saver's very rich Uncle Alfred just called. For Sarah's birthday, Uncle Alfred has promised to match whatever money she can earn in one week by doing chores at home. In the maze below, the correct path offers several chances for Sarah to earn money. As you pass by each chore, color it in. Then write the amount of money Sarah earned in the box to the right. When you reach the end of the maze, add up all the money that Sarah earned. Then add in the birthday match from Uncle Alfred to find the total amount Sarah will put in her piggybank. (You can check your answer with the answer at the bottom of the page.)

[maze]

How much money for piggy?
Amount Sarah earned              $ _________
from chores:                     $ _________
                                 $ _________
                                 $ _________
Total earned from chores         $ _________

Birthday match from Uncle Alfred              $_________
Total money for Sarah's piggybank             $_________


Answers: $66.00

                                 MISSING LINKS!
Here's a little brainteaser to test your math skills.

First, note that the number in the answer blank for Problem #1 has been copied into the first blank for Problem #2. Find the answer for Problem #2 and put that number in the first blank for Problem #3. Then use the answer for Problem #3 to find the answer for Problem #4, and so on. When you finish all the problems, check your answers with those at the bottom of the page.

[7 addition and subtraction problems]

Answers for Problems #2 through #7: 30, 42, 32, 40, 17, 74.

                                INVESTING PUZZLER
How's your investing vocabulary? See if you can fill in the crossword puzzle using the clues for investing terms below. (You can find the answers to the puzzle on page 5 of your shareholder report.)


[crossword puzzle]

Across
--------------------------------------------------------------------------------
1    Piece of a mutual fund that you own
5    A time when stock prices are rising is called a ______market
6    Mutual _______
8    Certificate of deposit (abbreviation)
9    __________ Street
12   Income that a company pays to stockholders from its profits

Down
--------------------------------------------------------------------------------
1 Investment that makes you part owner of a company
2 Total ___________
3 A company's earnings (or revenues) minus its costs
4 To redeem an investment
6 Short for Federal Reserve Board
7 _______ Jones Industrial Average
10 Mutual fund sales charge
11 Net asset value (abbreviation)

                                      REBUS

                                                [5 picture puzzles]
                                    Answers:

A "Money doesn't grow on trees."
B "All that glitters is not gold."
C "Money makes the world go around."
D "A fool and his money are soon parted."

                                NAME THAT STOCK!
As of March 31, 2003, the following stocks were in the Liberty Young Investor Fund portfolio.

Using information on the websites for these companies, see if you can place the appropriate letter for each company in the blank beside the piece of company trivia. (Hint: In checking company websites, start with sections that have titles like "About Us," "Company Overview" or "Investor Relations.") Answers appear at the bottom of this page.


A    Microsoft (www.microsoft.com)                                    I   Johnson & Johnson (www.jnj.com)
B    Kohl's Corp. (www.kohls.com)                                     J  Viacom (www.viacom.com)
C    Walgreen Co. (www.walgreens.com)                                 K  Biomet Inc. (www.biomet.com)
D    Southwest Airlines (www.southwest.com)                           L  eBay (www.ebay.com)
E    Cedar Fair (www.cedarfair.com)                                   M  Overture Services (www.overture.com)
F    Panera Bread (www.panerabread.com)                               N  Corning Incorporated (www.corning.com)
G    Minerals Technologies (www.mineralstech.com)
H    Hispanic Broadcasting Company (www.hispanicbroadcasting.com)


1    Has its origins in 1851 Massachusetts glass company              _____
2    Purchase of company by Univision announced in 2002 at a value
     of $3.5 billion                                                  _____
3    First "stock split" occurred on September 19, 1963               _____
4    Stock first traded on June 18, 1999                              _____
5    Stock symbol is "FUN"                                            _____
6    Declared stock dividend on January 2, 2002, of $0.18 per share   _____

7    Had revenue of $7.75 billion for the first quarter of fiscal
     year 2003 (which ended September 30, 2002)                       _____
8    Made an announcement in third quarter of 2002 of program
     to purchase up to $3 billion of its own stock                    _____
9    Ranked #1 in customer satisfaction among similar companies
     in November 2002 by J.D. Power and Associates                    _____
10   Headquartered in Love Field, year-end results for 2002
     marked the company's 30th consecutive year of profitability      _____
11   Became a publicly traded company on October 23, 1992             _____
12   Had sales of $17,000 in its first year                           _____
13   Its initial public offering (IPO) price was $18 per share        _____
14   Its stock is traded on Nasdaq under the symbol PNRA              _____


Answers: 1. N; 2. H; 3. C; 4. M; 5. E; 6. I; 7. A; 8. J; 9. B; 10. D; 11. G; 12.
K; 13. L; 14. F

                              JOB SKILLS WORKSHEET
Summer's coming, and, if you have free time, this may be a good opportunity to earn some money. To make the most of this opportunity, it may help to create a list of your past work experience, other skills you may have and the skills you'd like to learn. Matching this list with work that might be available in your town may help you find a job that you'd do well and would really enjoy. The worksheet below can guide you through this process.

Jobs I've had before - These can include both jobs for which you have been paid and others that you did without pay.

                          What I liked                    What I didn't like
--------------------------------------------------------------------------------

   1   _________________________________________________________________________

   2   _________________________________________________________________________

   3   _________________________________________________________________________

   4   _________________________________________________________________________



Other skills I have - These can include skills you've learned at school, at home or as part of a sports or community group.



   1   _________________________________________________________________________

   2   _________________________________________________________________________

   3   _________________________________________________________________________

   4   _________________________________________________________________________



Skills I'd like to learn



   1   _________________________________________________________________________

   2   _________________________________________________________________________

   3   _________________________________________________________________________

                                WORKSHEET (CONT')
Job Match - Choose one type of job that you've already had, or a skill that you'd like to develop or learn more about. Then fill in information about it below to find the kind of work that might meet your needs. (For information you don't know, ask your family, neighbors and friends.)

  The type of work I want is ___________________________________________________
  The number of hours I can spend on this work each week is about ______________ The amount of money I hope to earn per week is about _________________________ Places where I might look for this kind of work include: (Be specific)
   1   _________________________________________________________________________

   2   _________________________________________________________________________

   3   _________________________________________________________________________

   4   _________________________________________________________________________


    Steps I should take to get the job include: (Be specific here, too. For example, you may need to conduct an informational interview. That is, you may want to set up a time to talk to some people and ask them how they got their jobs and how they got the skills they need for their work. Your parents might be able to suggest some people for you to contact.)

   1   _________________________________________________________________________

   2   _________________________________________________________________________

   3   _________________________________________________________________________

   4   _________________________________________________________________________

Liberty Young Investor Fund  Semiannual Report March 31, 2003


Logo: LibertyFunds

A Member of Columbia Management Group

(c) 2003 Liberty Funds Distributor, Inc.
AMember of Columbia Management Group
One Financial Center, Boston, MA 02111-2621

                                    PRSRT STD
                                  U.S. Postage
                                      PAID
                                  Holliston, MA
                                  Permit NO. 20

                                                756-03/441N-0303 (05/03) 03/1176

                                                                               D

                                 Liberty Growth
                                   Stock Fund

                                Semiannual Report
                                 March 31, 2003

                      Eliminate clutter in two easy steps.
                             Point. Click. eDelivery

 For more information about receiving your shareholder reports electronically, call us at 800-345-6611. To sign up for eDelivery, visit us online at
                             www.libertyfunds.com.

                                 Liberty Growth
                                   Stock Fund

                                Semiannual Report
                                 March 31, 2003

                      Eliminate clutter in two easy steps.
                             Point. Click. eDelivery

               To sign up for eDelivery, go to www.icsdelivery.com

PRESIDENT'S MESSAGE

Photo of: Joseph R. Palombo

Dear Shareholder:
Despite uncertainty about the economy at home and the growing threat of a war with Iraq, the stock market managed to eke out modest gains for the six months ended March 31, 2003. Management scandals and accounting irregularities at some of the nation's highest profile companies had sent stock prices down precipitously in the previous period, and many investors saw the opportunity for gains among down-trodden sectors such as technology and communications. Growth stocks were held back somewhat as a weak economy took its toll on companies that rely on positive economic trends for their profits. However, the sector managed to report a positive return for the six-month reporting period.

I am pleased to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management Group, Inc. was formed were consolidated and renamed Columbia Management Advisors, Inc. This consolidation does not affect the management or investment objectives of your fund and is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research. Although the name of the asset manager familiar to you has changed, what hasn't changed is the commitment of our specialized investment teams to a multi-disciplined approach to investing, focused on our goal of offering shareholders the best products and services.

In the report that follows, portfolio manager Erik Gustafson discusses the events of the period in more detail and the strategies that have been employed to manage the fund. We hope that you will read on and that you will discuss any questions you have with your financial advisor. As always, thank you for choosing Liberty funds to help you reach your long-term financial goals.

Sincerely,

/s/ Joseph R. Palombo
Joseph R. Palombo


MEET THE NEW PRESIDENT

Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, is also chief operating officer of Columbia Management Group, Inc. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.


Net asset value per share as of  3/31/03 ($)
         Class A                8.99
         Class B                8.65
         Class C                8.64
         Class Z               21.62


Not FDIC Insured
May Lose Value
No Bank Guarantee


  Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

PERFORMANCE INFORMATION

Value of a $10,000 investment
3/31/93 - 3/31/03


Performance of a $10,000 Investment
3/31/93 - 3/31/03 ($)

             without sales    with sales
                charge          charge
----------------------------------------
Class A         17,289          16,295
----------------------------------------
Class B         17,204          17,204
----------------------------------------
Class C         17,202          17,202
----------------------------------------
Class Z         17,399           n/a
----------------------------------------


Line Chart 3/1993 to 3/2003
Class A shares                      Class A shares                     S&P 500
without sales charge                with sales charge                  Index
 10000                              9425                               10000
 9472                               8927                               9758
 9804                               9241                               10019
 9776                               9214                               10048
 9680                               9124                               10007
 9956                               9384                               10387
 9956                               9384                               10307
 10224                              9636                               10520
 10076                              9496                               10420
 10514                              9909                               10546
 10807                              10186                              10905
 10480                              9877                               10609
 9907                               9337                               10148
 9907                               9337                               10278
 10096                              9515                               10445
 9617                               9064                               10189
 9850                               9284                               10523
 10363                              9767                               10954
 10165                              9581                               10687
 10286                              9695                               10926
 10015                              9439                               10528
 10118                              9536                               10684
 10227                              9639                               10961
 10567                              9959                               11387
 10851                              10227                              11723
 11145                              10504                              12068
 11375                              10720                              12549
 11833                              11153                              12840
 12267                              11562                              13265
 12397                              11684                              13299
 13031                              12281                              13860
 12956                              12211                              13810
 13580                              12799                              14415
 13724                              12934                              14693
 14015                              13209                              15193
 14201                              13384                              15334
 14371                              13545                              15481
 14541                              13705                              15709
 15166                              14294                              16112
 15330                              14449                              16174
 14393                              13566                              15459
 14755                              13906                              15785
 15774                              14867                              16672
 16102                              15176                              17132
 16989                              16013                              18426
 16599                              15644                              18061
 18051                              17013                              19188
 17688                              16671                              19339
 16558                              15606                              18546
 17861                              16834                              19652
 19015                              17922                              20853
 19890                              18746                              21780
 21425                              20193                              23512
 19998                              18848                              22195
 20998                              19791                              23409
 20540                              19359                              22628
 21017                              19808                              23675
 21851                              20595                              24082
 21775                              20523                              24347
 23338                              21996                              26103
 24358                              22957                              27439
 24687                              23267                              27719
 24415                              23011                              27242
 25885                              24397                              28348
 25531                              24063                              28048
 21116                              19902                              23995
 21984                              20720                              25533
 23708                              22345                              27606
 25462                              23998                              29279
 27433                              25855                              30966
 29751                              28040                              32260
 28909                              27247                              31257
 30739                              28971                              32507
 30226                              28488                              33765
 29416                              27724                              32968
 31595                              29779                              34791
 30587                              28829                              33709
 30196                              28460                              33541
 29897                              28178                              32622
 31742                              29916                              34687
 33192                              31284                              35391
 37477                              35322                              37472
 37545                              35386                              35591
 41273                              38900                              34918
 43390                              40895                              38333
 41234                              38863                              37179
 38059                              35870                              36417
 41450                              39066                              37313
 40049                              37746                              36731
 43925                              41400                              39012
 40372                              38050                              36952
 37227                              35086                              36797
 32131                              30283                              33897
 33226                              31316                              34063
 34329                              32355                              35273
 30141                              28408                              32059
 27896                              26292                              30030
 30560                              28802                              32360
 29738                              28028                              32577
 28539                              26898                              31785
 27146                              25586                              31474
 25037                              23598                              29507
 22816                              21504                              27126
 23501                              22150                              27644
 25416                              23955                              29764
 25271                              23818                              30026
 24516                              23106                              29588
 23317                              21976                              29017
 24371                              22969                              30108
 22987                              21665                              28283
 22552                              21255                              28077
 20741                              19549                              26077
 18935                              17846                              24046
 18857                              17773                              24202
 16990                              16013                              23655
 17875                              16847                              25734
 18914                              17826                              27247
 17720                              16701                              25648
 17412                              16411                              24979
 16932                              15958                              24604
 17289                              16295                              24843


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. Results include reinvestment of distributions. The Standard &Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, an index is not an investment, does not incur fees and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.


Average annual total return as of 3/31/03 (%)

Share class                        A                          B                           C                     Z
Inception                       7/15/02                    7/15/02                     7/15/02               7/1/58
-------------------------------------------------------------------------------------------------------------------
                       without         with        without         with        without          with         without
                        sales          sales         sales         sales         sales          sales         sales
                        charge        charge        charge        charge        charge         charge        charge
-------------------------------------------------------------------------------------------------------------------
6-month (cumulative)      1.81          4.06          1.53         -3.47          1.41           0.41          2.17
-------------------------------------------------------------------------------------------------------------------
1-year                  -29.03        -33.11        -29.37        -32.91        -29.38         -30.09        -28.58
-------------------------------------------------------------------------------------------------------------------
5-year                   -6.62         -7.72         -6.71         -7.01         -6.71          -6.71         -6.50
-------------------------------------------------------------------------------------------------------------------
10-year                   5.63          5.00          5.58          5.58          5.57           5.57          5.69
-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: first year - 5%, second year - 4%, third year
- 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C CDSC of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class A, B and C share performance includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to their inception date. These returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees and transfer agent fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

PORTFOLIO MANAGER'S REPORT

Top 10 equity holdings as of 3/31/03 (%)

Microsoft                          5.1
Procter & Gamble                   5.0
Citigroup                          4.8
Medtronic                          4.7
Pfizer                             4.6
Liberty Media, Class A             4.1
Johnson &Johnson                   4.0
PepsiCo, Inc.                      3.6
Cisco Systems                      3.6
General Electric                   3.6

Portfolio holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.

Bought
--------------------------------------------------------------------------------
Amgen

We bought Amgen (2.4% of net assets), a worldwide biotechnology leader with a profitable business. Growing demand for its core products, including those that treat anemia and help the immune system fight viral infections, promising new products in development and an aging population bode well for the company's prospects.



Sold
--------------------------------------------------------------------------------
Wyeth

We exited Wyeth, a large, diversified pharmaceutical company after it performed well earlier in the period. We were concerned about pending litigation surrounding some of the company's past products.





For the six-month period ended March 31, 2003, class A shares of Liberty Growth Stock Fund returned 1.81% without sales charge. The fund lagged the S&P 500 Index and the Morningstar Large Growth Category average, which returned 5.01% and 3.54%, respectively, for the same period.1

The fund's overweight stake in media and industrial stocks, which were poor performers, hurt returns relative to the S&P 500 Index. We also believe that the fund's below-average stake in technology compared to many of its competitors caused the fund to trail its peer group. The fund's health care investments contributed positively to overall performance.

VICIOUS BEAR MARKET
The stock market remained tumultuous during the six-month period, driven largely by geopolitical concerns. In October and November, growth stocks led the market higher, with beaten-down technology names posting exceptionally strong gains. Technology stocks rebounded as investors anticipated a strong fourth quarter fueled by corporations spending leftover budgets before year end. In December, however, investors began worrying about the potential for war with Iraq. Corporate spending and the economy remained weak, causing stocks to retreat in the beginning of 2003. Growth stocks began moving into favor again in March, as investors started looking past the war to better economic times.

LONG-TERM FOCUS ON QUALITY
Despite the market's volatility, we stayed with our strategy of investing in what we believe are the finest businesses in the United States. The fund was concentrated in about 35 high-quality, large-cap companies with strong long-term earnings growth potential. Many of these




     -------------------
1 (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

stocks suffered more than the broader market as investors continued to sell these more liquid names to raise cash.

The fund's largest sector emphasis was health care, where we targeted medical device companies with the potential to benefit from an aging American population and growing demand for new technologies that prolong life. Strong performers included Boston Scientific, a new addition, and Johnson & Johnson (2.3% and 4.0% of net assets, respectively).2 Both have new drug-coated stents that have shown the potential to improve the treatment of blocked arteries. In addition, we owned Medtronic (4.7% of net assets), which makes implantable medical devices. The fund's information technology investments, including Microsoft, Dell Computer, and Cisco Systems (5.1%, 2.9% and 3.6% of net assets, respectively), also contributed positively to performance.

We built sizable stakes in the more economically-sensitive media and industrials sectors, believing that once geopolitical tensions eased, spending on advertising and capital goods would increase. In keeping with this outlook, we added a position in Omnicom Group (2.3% of net assets), one of the largest advertising firms worldwide. Unfortunately, the weak economy meant both media companies and industrial companies, such as General Electric and Caterpillar (3.6% and 2.4% of net assets, respectively), continued to struggle and our strategy was not rewarded during the period.

CAUTIOUS OPTIMISM
We believe the stock market is nearing the end of what has been a brutal three-year slide. As geopolitical concerns wane and the war with Iraq ends, we expect corporations to begin spending again, reinvigorating the US economy. Once the economic outlook improves, we believe growth stocks--which have been among the weakest performers in recent years--have the potential to lead the market. The fund is positioned to benefit if investors move toward liquid, high-quality growth stocks in the early stages of a market recovery.



/s/ Erik P. Gustafson

Erik P. Gustafson



Erik P. Gustafson, a senior vice president of Columbia Management Advisors, Inc., has managed the fund since 1994. He joined the advisor in 1992. As of March 25, 2003, Erik became the fund's sole portfolio manager.





Top 5 sectors as of 3/31/03 (%)

Health care                                         24.4
Information technology                              22.6
Consumer discretionary                              14.1
Industrials                                         13.0
Financials                                          10.8

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdowns in the future.

     ------------------
2 Holdings are calculated as a percentage of net assets as of March 31, 2003, and are subject to change.

     An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments.

INVESTMENT PORTFOLIO

March 31, 2003 (Unaudited)
COMMON STOCKS - 98.1%                                   SHARES             VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 14.1%
MEDIA - 7.2%
Echostar Communications Corp. (a)                      200,000      $  5,776,000
Liberty Media Corp., Class A (a)                     3,000,000        29,190,000
Omnicom Group, Inc.                                    300,000        16,251,000
                                                                    ------------
                                                                      51,217,000
                                                                    ------------

MULTI-LINE RETAIL - 3.5%
Kohl's Corp. (a)                                       450,000        25,461,000
                                                                    ------------

SPECIALTY RETAIL - 3.4%
Home Depot, Inc.                                     1,000,000        24,360,000
                                                                    ------------


--------------------------------------------------------------------------------
CONSUMER STAPLES - 8.6%
BEVERAGES - 3.6%
PepsiCo, Inc.                                          650,000        26,000,000
                                                                    ------------

HOUSEHOLD PRODUCTS - 5.0%
Procter & Gamble Co.                                   400,000        35,620,000
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY - 3.3%
Energy Equipment & Services - 3.3%
BJ Services Co. (a)                                    500,000        17,195,000
Patterson-UTI Energy, Inc. (a)                         200,000         6,472,000
                                                                    ------------
                                                                      23,667,000
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS - 10.8%
DIVERSIFIED FINANCIALS - 7.0%
Citigroup, Inc.                                      1,000,000        34,450,000
Merrill Lynch & Co., Inc.                              450,000        15,930,000
                                                                    ------------
                                                                      50,380,000
                                                                    ------------

INSURANCE - 3.8%
American International Group, Inc.                     450,000        22,252,500
The St. Paul Companies, Inc.                           150,000         4,770,000
                                                                    ------------
                                                                      27,022,500
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE - 24.4%
Biotechnology - 3.8%
Amgen, Inc. (a)                                        300,000        17,265,000
MedImmune, Inc. (a)                                    300,000         9,849,000
                                                                    ------------
                                                                      27,114,000
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES - 7.0%
Boston Scientific Corp. (a)                            400,000        16,304,000
Medtronic, Inc.                                        750,000        33,840,000
                                                                    ------------
                                                                      50,144,000
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES - 3.5%
UnitedHealth Group, Inc.                               275,000        25,209,250
                                                                    ------------





                                                        SHARES             VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 10.1%
Johnson & Johnson                                      500,000      $ 28,935,000
Pfizer, Inc.                                         1,050,000        32,718,000
Teva Pharmaceutical Industries
  Ltd., ADR                                            250,000        10,412,500
                                                                    ------------
                                                                      72,065,500
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS - 13.0%
AEROSPACE & DEFENSE - 5.3%
L-3 Communications Holdings, Inc. (a)                  350,000        14,059,500
Lockheed Martin Corp.                                  500,000        23,775,000
                                                                    ------------
                                                                      37,834,500
                                                                    ------------

COMMERCIAL SERVICES & SUPPLIES - 1.7%
Paychex, Inc.                                          450,000        12,361,500
                                                                    ------------

INDUSTRIAL CONGLOMERATES - 3.6%
General Electric Co.                                 1,000,000        25,500,000
                                                                    ------------

MACHINERY - 2.4%
Caterpillar, Inc.                                      350,000        17,220,000
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 22.6%
Communications Equipment - 6.5%
Cisco Systems, Inc. (a)                              2,000,000        25,960,000
Nokia Oyj, ADR                                       1,500,000        21,015,000
                                                                    ------------
                                                                      46,975,000
                                                                    ------------

COMPUTERS & PERIPHERALS - 2.9%
Dell Computer Corp. (a)                                750,000        20,482,500
                                                                    ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.8%
Maxim Integrated Products, Inc.                        500,000        18,060,000
Texas Instruments, Inc.                              1,000,000        16,370,000
                                                                    ------------
                                                                      34,430,000
                                                                    ------------

SOFTWARE - 8.4%
BEA Systems, Inc. (a)                                  750,000         7,642,500
Microsoft Corp.                                      1,500,000        36,315,000
Oracle Corp. (a)                                     1,500,000        16,273,500
                                                                    ------------
                                                                      60,231,000
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 1.3%
AT&T Corp.                                             500,000         8,100,000
                                                                    ------------

TOTAL COMMON STOCKS
     (cost of $642,515,689)                                          701,394,750
                                                                    ------------




See notes to investment portfolio.

March 31, 2003 (Unaudited)

SHORT-TERM OBLIGATION - 2.3%                              PAR              VALUE
--------------------------------------------------------------------------------
Repurchase agreement with State Street
  Bank & Trust Co., dated 03/31/03,
  due 04/01/03 at 1.240%, collateralized
  by a U.S. Treasury Note maturing
  12/31/04, market value $16,887,200
  (repurchase proceeds $16,556,570)
  (cost of $16,556,000)                           $16,556,000      $ 16,556,000
                                                                   ------------

TOTAL INVESTMENTS - 100.4%
   (cost of $659,071,689)(b)                                        717,950,750
                                                                   ------------

OTHER ASSETS & LIABILITIES, NET - (0.4)%                             (2,880,886)
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                $715,069,864
                                                                   ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

     ACRONYM                       NAME
     -------            ---------------------------
        ADR             American Depositary Receipt

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

ASSETS:
Investments, at cost                                         $      659,071,689
                                                             ------------------
Investments, at value                                        $      717,950,750
Cash                                                                        344
Receivable for:
   Investments sold                                                   5,721,931
   Fund shares sold                                                     412,540
   Interest                                                                 570
   Dividends                                                            775,348
Expense reimbursement due from Advisor                                   13,044
Deferred Trustees' compensation plan                                      6,121
Other assets                                                            146,633
                                                             ------------------
          Total Assets                                              725,027,281
                                                             ------------------

LIABILITIES:
Payable for:
   Investments purchased                                              7,712,820
   Fund shares repurchased                                            1,424,117
   Management fee                                                       363,562
   Administration fee                                                    81,857
   Transfer agent fee                                                   310,293
   Pricing and bookkeeping fees                                          58,647
Deferred Trustees' fee                                                    6,121
                                                             ------------------
      Total Liabilities                                               9,957,417
                                                             ------------------
NET ASSETS                                                   $      715,069,864
                                                             ==================
COMPOSITION OF NET ASSETS:
Paid-in capital                                              $    1,250,462,511
Accumulated net investment loss                                      (1,163,387)
Accumulated net realized loss                                      (593,108,321)
Net unrealized appreciation on investments                           58,879,061
                                                             ------------------
NET ASSETS                                                   $      715,069,864
                                                             ==================
CLASS A:
Net assets                                                   $       73,544,127
Shares outstanding                                                    8,176,945
                                                             ------------------
Net asset value per share                                    $           8.99(a)
                                                             ==================
Maximum offering price per share
   ($8.99/0.9425)                                            $           9.54(b)
                                                             ==================
CLASS B:
Net assets                                                   $      279,451,622
Shares outstanding                                                   32,307,495
                                                             ------------------
Net asset value and offering price per share                 $           8.65(a)
                                                             ==================
CLASS C:
Net assets                                                   $       25,870,244
Shares outstanding                                                    2,992,948
                                                             ------------------
Net asset value and offering price per share                 $           8.64(a)
                                                             ==================
CLASS Z:
Net assets                                                   $      336,203,871
Shares outstanding                                                   15,548,566
                                                             ------------------
Net asset value, offering and redemption
   price per share                                           $            21.62
                                                             ==================

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.





STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends                                                         $   4,673,398
Interest                                                                112,091
                                                                  -------------
   Total Investment Income (net of
     foreign taxes withheld of $66,900)                               4,785,489
                                                                  -------------
EXPENSES:
Management fee                                                        2,245,300
Administration fee                                                      544,293
Distribution fee:
   Class A                                                               39,962
   Class B                                                            1,130,593
   Class C                                                              104,862
Service fee:
   Class A                                                               99,904
   Class B                                                              382,474
   Class C                                                               34,954
Pricing and bookkeeping fees                                            147,624
Transfer agent fee:
   Class A                                                              188,891
   Class B                                                              715,433
   Class C                                                               66,124
   Class Z                                                              272,527
Trustees' fee                                                            10,177
Custody fee                                                               4,034
Other expenses                                                           70,429
                                                                  -------------
   Total Operating Expenses                                           6,057,581
Fees waived by Advisor - Class Z                                        (98,191)
Fees waived by Distributor - Class A                                    (19,981)
Custody earnings credit                                                    (896)
                                                                  -------------
   Net Operating Expenses                                             5,938,513
Interest expense                                                            786
                                                                  -------------
   Net Expenses                                                       5,939,299
                                                                  -------------
Net Investment Loss                                                  (1,153,810)
                                                                  -------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                   (113,450,951)
Net change in unrealized
   appreciation/depreciation
   on investments                                                   130,162,393
                                                                  -------------
   Net Gain                                                          16,711,442
                                                                  -------------
Net Increase in Net Assets
   from Operations                                                $  15,557,632
                                                                  =============


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                       (UNAUDITED)
                                                                         SIX MONTHS              YEAR
                                                                            ENDED                ENDED
                                                                          MARCH 31,          SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                          2003               2002 (a)
==========================================================================================================
OPERATIONS:
Net investment loss                                                     $  (1,153,810)      $    (581,498)
Net realized loss on investments                                         (113,450,951)        (59,950,621)
Net change in unrealized appreciation/depreciation on investments         130,162,393        (113,744,716)
                                                                        -------------       -------------
   Net Increase (Decrease) from Operations                                 15,557,632        (174,276,835)
                                                                        -------------       -------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                            5,888,575          18,153,017
   Proceeds received in connection with mergers                                    --         105,726,704
   Redemptions                                                            (15,460,528)        (29,250,762)
                                                                        -------------       -------------
     Net Increase (Decrease)                                               (9,571,953)         94,628,959
                                                                        -------------       -------------
Class B:
   Subscriptions                                                           11,980,337           5,229,203
   Proceeds received in connection with mergers                                    --         373,573,179
   Redemptions                                                            (44,031,754)        (30,096,981)
                                                                        -------------       -------------
     Net Increase (Decrease)                                              (32,051,417)        348,705,401
                                                                        -------------       -------------
Class C:
   Subscriptions                                                            3,225,079           1,473,738
   Proceeds received in connection with mergers                                    --          34,074,911
   Redemptions                                                             (5,885,103)         (3,599,977)
                                                                        -------------       -------------
     Net Increase (Decrease)                                               (2,660,024)         31,948,672
                                                                        -------------       -------------
Class Z:
   Subscriptions                                                           10,726,481          42,331,771
   Proceeds received in connection with mergers                                    --          25,745,690
   Redemptions                                                            (43,267,002)       (144,221,190)
                                                                        -------------       -------------
     Net Decrease                                                         (32,540,521)        (76,143,729)
                                                                        -------------       -------------
Net Increase (Decrease) from Share Transactions                           (76,823,915)        399,139,303
                                                                        -------------       -------------
Total Increase (Decrease) in Net Assets                                   (61,266,283)        224,862,468
NET ASSETS:
Beginning of period                                                       776,336,147         551,473,679
                                                                        -------------       -------------
End of period (including accumulated net investment
   loss of $(1,163,387) and $(9,577), respectively)                     $ 715,069,864       $ 776,336,147
                                                                        =============       =============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                              635,353           1,818,260
   Issued in connection with mergers                                               --          10,593,858
   Redemptions                                                             (1,678,699)         (3,191,827)
                                                                        -------------       -------------
     Net Increase (Decrease)                                               (1,043,346)          9,220,291
                                                                        -------------       -------------
Class B:
   Subscriptions                                                            1,337,939             532,527
   Issued in connection with mergers                                               --          38,711,868
   Redemptions                                                             (4,993,447)         (3,281,392)
                                                                        -------------       -------------
     Net Increase (Decrease)                                               (3,655,508)         35,963,003
                                                                        -------------       -------------
Class C:
   Subscriptions                                                              356,282             152,704
   Issued in connection with mergers                                               --           3,534,742
   Redemptions                                                               (661,012)           (389,768)
                                                                        -------------       -------------
     Net Increase (Decrease)                                                 (304,730)          3,297,678
                                                                        -------------       -------------
Class Z:
   Subscriptions                                                              488,023           1,590,644
   Issued in connection with mergers                                               --           1,079,484
   Redemptions                                                             (1,963,207)         (5,108,780)
                                                                        -------------       -------------
     Net Decrease                                                          (1,475,184)         (2,438,652)
                                                                        -------------       -------------


(a) On July 15, 2002, the Stein Roe Growth Stock Fund was redesignated Liberty Growth Stock Fund, Class Z shares. Class A, Class B and Class C shares were initially offered on July 15, 2002.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)



NOTE 1. ACCOUNTING POLICIES


ORGANIZATION:
Liberty Growth Stock Fund (the "Fund"), formerly Stein Roe Growth Stock Fund, a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth of capital. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z shares. Prior to July 15, 2002, the Fund had a single class of shares. On July 15, 2002, the outstanding shares of the Fund were redesignated Class Z shares and the Fund commenced offering Class A, Class B and Class C shares. Class A shares are sold with a front end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On July 12, 2002, Liberty Growth Stock Fund ("LGSF") and Stein Roe Focus Fund ("SRFF") merged as follows into Stein Roe Growth Stock Fund, which subsequently changed its name to Liberty Growth Stock Fund:

               SHARES        NET ASSETS      UNREALIZED
               ISSUED         RECEIVED     DEPRECIATION(1)
             ----------    ------------     --------------
LGSF         52,840,386    $513,373,974     $37,022,167
SRFF          1,079,566      25,746,510      12,502,383

1 Unrealized depreciation is included in the Net Assets Received amount shown above.

                              TOTAL NET
                              ASSETS OF        NET ASSETS
            NET ASSETS      ACQUIRED FUNDS     OF THE FUND
            OF THE FUND       IMMEDIATELY      IMMEDIATELY
             PRIOR TO          PRIOR TO           AFTER
            COMBINATION       COMBINATION      COMBINATION
            ------------     --------------    ------------
            $397,820,249      $539,120,484     $936,940,733

Prior to July 13, 2002, the Fund and LGSF invested substantially all of their assets in the SR&F Growth Stock Portfolio (the "Portfolio") as part of a master/feeder structure. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. Prior to the completion of the above mergers, the Portfolio transferred its assets to the Fund and LGSF and liquidated.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

March 31, 2003 (Unaudited)



Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than Class A, Class B and Class C transfer agent, service and distribution fees and Class Z transfer agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data and ratios are calculated by adjusting the expense and net investment income (loss) per share data and ratios for the Fund for the period by the transfer agent, service and distribution fees per share applicable to Class A, Class B, Class C and Class Z shares.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

OTHER:
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.


NOTE 2. FEDERAL TAX INFORMATION
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following capital loss carryforwards, determined as of September 30, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

   YEAR OF EXPIRATION       CAPITAL LOSS CARRYFORWARD
   ------------------       -------------------------
          2008                    $ 22,583,899
          2009                     201,991,560
                                  ------------
          Total                   $224,575,459
                                  ============

Of these capital loss carryforwards, $219,806,550 ($22,583,899 expiring 9/30/2008 and $197,222,651 expiring 9/30/2009) and $4,768,909 (expiring
9/30/2009) were obtained upon the Fund's mergers with LGSF and SRFF, respectively (See Note 1).

Utilization of the capital loss carryforwards above could be subject to merger limitations imposed by the Internal Revenue Code.

NOTE 3. FEES AND COMPENSATION
PAID TO AFFILIATES

MANAGEMENT FEE:
Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Fund and receives a monthly fee as follows:

            AVERAGE DAILY
             NET ASSETS          ANNUAL FEE RATE
           ------------------    ---------------
           First $500 million         0.60%
           Next $500 million          0.55%
           Next $1 billion            0.50%
           Over $2 billion            0.45%

March 31, 2003 (Unaudited)



ADMINISTRATION FEE:
The Advisor also provides accounting and other services for a monthly fee paid by the Fund as follows:

            AVERAGE DAILY
             NET ASSETS          ANNUAL FEE RATE
           ------------------    ---------------
           First $500 million        0.150%
           Next $500 million         0.125%
           Over $1 billion           0.100%

PRICING AND BOOKKEEPING FEES:
The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the six months ended March 31, 2003, the annualized net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the aggregate of Class A, Class B and Class C's average daily net assets plus charges based on the number of shareholder accounts and transactions for those classes. This expense structure also applies to Class Z shares individually. The Transfer Agent also receives reimbursements for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the six months ended March 31, 2003, the Fund has been advised that the Distributor retained net underwriting discounts of $99,782 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $15,982, $725,261 and $2,282 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a distribution fee to the Distributor equal to 0.10%, 0.75% and 0.75% annually of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed to waive a portion of the Class A distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMIT:
The Advisor has voluntarily agreed, until further notice, to waive a portion of the Class Z transfer agent fees (excluding out-of-pocket expenses) so that the Class Z transfer agent expense will not exceed 0.05% annually of the Class Z average daily net assets.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Funds' Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $896 of custody fees were reduced by balance credits for the six months ended March 31, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

March 31, 2003 (Unaudited)



NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
During the six months ended March 31, 2003, purchases and sales of investments, other than short-term obligations, were $281,650,259 and $337,612,413, respectively.

Unrealized appreciation (depreciation) at March 31, 2003, based on cost of investments for federal income tax purposes, was:

 Gross unrealized appreciation          $ 142,094,909
 Gross unrealized depreciation            (83,215,848)
                                        -------------
    Net unrealized appreciation         $  58,879,061
                                        =============

OTHER:
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
The Fund and other affiliated funds participate in a $350,000,000 credit facility which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. For the six months ended March 31, 2003, the average daily loan balance outstanding on days where borrowing existed was $1,791,356 at a weighted average interest rate of 2.29%.

NOTE 6. SUBSEQUENT EVENT
On April 1, 2003, the Advisor merged into Columbia Management Advisors, Inc. ("Columbia"), a direct subsidiary of Columbia Management Group, Inc. Columbia subsequently became the investment advisor of the Fund. The merger will not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:
                                                               (UNAUDITED)
                                                               SIX MONTHS
                                                                 ENDED        PERIOD ENDED
                                                                MARCH 31,     SEPTEMBER 30,
CLASS A SHARES                                                    2003          2002 (a)
===========================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                            $   8.83       $   9.98
                                                                --------       --------
Income from Investment Operations:
Net investment loss (b)                                            (0.01)         (0.01)
Net realized and unrealized (gain) loss on investments              0.17          (1.14)
                                                                --------       --------
     Total from Investment Operations                               0.16          (1.15)
                                                                --------       --------
NET ASSET VALUE, END OF PERIOD                                   $  8.99       $   8.83
                                                                ========       ========
Total return (c)(d)(e)                                             1.81%       (11.52)%
                                                                ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (f)(g)                                          1.56%          1.63%
Interest expense (g)                                                 --%(h)         --%
Net expenses (f)(g)                                                1.56%          1.63%
Net investment loss (f)(g)                                       (0.31)%        (0.41)%
Waiver/reimbursement (g)                                           0.05%          0.05%
Portfolio turnover rate                                              38%(e)         71%
Net assets, end of period (000's)                                $73,544        $81,442

(a) Class A shares were initially offered on July 15, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h)  Rounds to less than 0.01%.


FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:
                                                               (UNAUDITED)
                                                               SIX MONTHS
                                                                  ENDED       PERIOD ENDED
                                                                MARCH 31,    SEPTEMBER 30,
CLASS B SHARES                                                    2003         2002 (a)
==========================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                            $   8.52       $   9.65
                                                                --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                            (0.04)         (0.02)
Net realized and unrealized (gain) loss on investments              0.17          (1.11)
                                                                --------       --------
     Total from Investment Operations                               0.13          (1.13)
                                                                --------       --------
NET ASSET VALUE, END OF PERIOD                                  $   8.65       $   8.52
                                                                ========       ========
Total return (c)(d)                                                1.53%       (11.71)%
                                                                ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (e)(f)                                          2.26%          2.33%
Interest expense (f)                                                 --%(g)         --%
Net expenses (e)(f)                                                2.26%          2.33%
Net investment loss (e)(f)                                       (1.01)%        (1.11)%
Portfolio turnover rate                                              38%(d)         71%
Net assets, end of period (000's)                               $279,452       $306,561

(a) Class B shares were initially offered on July 15, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.
(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:
                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                  ENDED       PERIOD ENDED
                                                                MARCH 31,     SEPTEMBER 30,
CLASS C SHARES                                                     2003         2002 (a)
===========================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                            $   8.52       $   9.64
                                                                --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                            (0.04)         (0.02)
Net realized and unrealized (gain) loss on investments              0.16          (1.10)
                                                                --------       --------
     Total from Investment Operations                               0.12          (1.12)
                                                                --------       --------
NET ASSET VALUE, END OF PERIOD                                  $   8.64       $   8.52
                                                                ========       ========
Total return (c)(d)                                                1.41%       (11.62)%
                                                                ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (e)(f)                                          2.26%          2.33%
Interest expense (f)                                                 --%(g)         --%
Net expenses (e)(f)                                                2.26%          2.33%
Net investment loss (e)(f)                                       (1.01)%        (1.11)%
Portfolio turnover rate                                              38%(d)         71%
Net assets, end of period (000's)                               $ 25,870       $ 28,093

(a) Class C shares were initially offered on July 15, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.
(g)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share outstanding throughout each period is as follows:
                                         (UNAUDITED)
                                         SIX MONTHS
                                           ENDED                                YEAR ENDED SEPTEMBER 30,
                                          MARCH 31,      -----------------------------------------------------------------------
CLASS Z SHARES                              2003          2002 (a)        2001           2000          1999            1998
================================================================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD                  $   21.16        $   28.34     $   59.67     $    47.20     $   34.71      $   35.29
                                        ---------        ---------     ---------     ----------     ---------      ---------
INCOME FROM
   INVESTMENT OPERATIONS:
Net investment income (loss) (b)             0.04             0.02(c)      (0.02)(c)      (0.25)(c)     (0.08)(c)      (0.04)(c)
Net realized and unrealized
   gain (loss) on investments                0.42            (7.20)       (23.33)         16.16         12.57           1.61
                                        ---------        ---------     ---------     ----------     ---------      ---------
     Total from Investment Operations        0.46            (7.18)       (23.35)         15.91         12.49           1.57
                                        ---------        ---------     ---------     ----------     ---------      ---------
LESS DISTRIBUTIONS
   DECLARED TO SHAREHOLDERS:
From net realized gains                        --               --         (7.98)         (3.44)          --           (2.15)
                                        ---------        ---------     ---------     ----------     ---------      ---------
NET ASSET VALUE,
   END OF PERIOD                        $   21.62        $   21.16     $   28.34     $    59.67     $   47.20      $   34.71
                                        =========        =========     =========     ==========     =========      =========
Total return (d)                            2.17%(e)(f)   (25.34)%(f)   (43.48)%         35.04%        35.98%          4.69%
                                        =========        =========     =========     ==========     =========      =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Operating expenses (g)                      0.88%(h)         0.88%(c)      0.95%(c)       0.95%(c)      0.97%(c)(i)    1.03%(c)
Interest expense                              --%(h)(j)        --%           --%            --%           --%            --%
Net expenses (g)                            0.88%(h)         0.88%(c)      0.95%(c)       0.95%(c)      0.97%(c)(i)    1.03%(c)
Net investment income (loss) (g)            0.36%(h)         0.08%(c)    (0.05)%(c)     (0.44)%(c)    (0.18)%(c)(i)  (0.10)%(c)
Waiver/reimbursement                        0.05%(h)         0.01%           --%            --%           --%            --%
Portfolio turnover rate                       38%(e)           71%           73%(k)         74%(k)        57%(k)         39%(k)
Net assets, end of period (000's)         $336,204        $360,240      $551,474     $1,083,271      $831,338       $615,345

(a)  On July 15, 2002, the Stein Roe Growth Stock Fund was redesignated Liberty
     Growth Stock Fund, Class Z shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of the SR&F Growth
     Stock Portfolio prior to the termination of their master/feeder fund structure on July 12, 2002.
(d)  Total return at net asset value assuming all distributions reinvested.
(e)  Not annualized.
(f) Had the Advisor not waived a portion of transfer agent expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year ended September 30, 1999 without the reduction.
(j)  Rounds to less than 0.01%.
(k)  Portfolio turnover disclosed is for the SR&F Growth Stock Portfolio.



                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRANSFER AGENT


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Growth Stock Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Growth Stock Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.




Semiannual Report:
Liberty Growth Stock Fund

Liberty Growth Stock Fund Semiannual Report, March 31, 2003


Logo: LibertyFunds

A Member of Columbia Management Group

(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621




                                                                     PRSRT STD
                                                                    U.S. Postage
                                                                        PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20





                                                755-03/438N-0303 (05/03) 03/1211

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEMS 4-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable at this time.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)  Not applicable at this time.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Liberty-Stein Roe Funds Investment Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date    May 27, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joseph R. Palombo
                         ----------------------------------------------
                          Joseph R. Palombo, President

Date    May 27, 2003
    -------------------------------------------------------------------

By (Signature and Title)* /s/ J. Kevin Connaughton
                         ----------------------------------------------
                         J. Kevin Connaughton, Treasurer

Date    May 27, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.